UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2009 (January 12, 2009)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 12, 2009, Alcoa Inc. held its fourth quarter 2008 earnings conference call, broadcast live by webcast. A transcript of the call and a copy of the slides presented during the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

* * * * *

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Forward-Looking Statements

Certain statements in this report relate to future events and expectations and as such constitute forward-looking statements involving known and unknown risks and uncertainties that may cause actual results, performance or achievements of Alcoa to be different from those expressed or implied in the forward-looking statements. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in economic or aluminum industry conditions generally, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum and other products; (b) material adverse changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, and industrial gas turbine markets; (c) Alcoa’s inability to achieve the level of cost reductions, cash generation or conservation, return on capital improvement, improvement in profitability and margins, or strengthening of operations anticipated by management in connection with its restructuring activities; (d) continued volatility or deterioration in the financial markets, including disruptions in the commercial paper, capital, and credit markets; (e) Alcoa’s inability to mitigate impacts from increased energy, transportation, and raw materials costs, including caustic soda, calcined coke, and natural gas, or from other cost inflation; (f) Alcoa’s inability to complete its joint venture or growth projects or achieve efficiency improvements at newly constructed or acquired facilities as planned and by targeted completion dates; (g) unfavorable changes in laws, governmental regulations or policies, foreign currency exchange rates or competitive factors in the countries in which Alcoa operates; (h) significant legal proceedings or investigations adverse to Alcoa, including environmental, product liability, safety and health, and other claims; and (i) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2007, Forms 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, and other reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are furnished as exhibits to this report:

99.1	Transcript of Alcoa Inc. fourth quarter 2008 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2008 earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ J. Michael Schell
J. Michael Schell
Executive Vice President —
Business Development and Law

Dated: January 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Alcoa Inc. fourth quarter 2008 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2008 earnings call.

4